UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 5, 2024

FERGUSON ENTERPRISES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42200	38-4304133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

751 Lakefront Commons Newport News, Virginia	23606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: +1-757-874-7795
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ferguson Enterprises Inc. (the “Company”) held its 2024 annual meeting of stockholders on December 5, 2024 (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting. See the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 15, 2024 for more information on each proposal, including the vote required for each proposal to be passed.

Proposal 1: Election of Directors

	VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS	BROKER NON-VOTES
Rekha Agrawal	168,964,673	99.81	329,848	0.19	236,627	6,220,312
Kelly Baker	167,336,757	98.84	1,961,773	1.16	232,618	6,220,312
Rick Beckwitt	169,033,394	99.85	260,365	0.15	237,389	6,220,312
Bill Brundage	158,886,694	93.85	10,407,199	6.15	237,255	6,220,312
Geoff Drabble	162,689,452	96.10	6,597,959	3.90	243,737	6,220,312
Catherine Halligan	166,686,277	98.46	2,608,432	1.54	236,439	6,220,312
Brian May	167,436,293	98.90	1,858,304	1.10	236,551	6,220,312
James S. Metcalf	167,113,171	98.71	2,181,294	1.29	236,683	6,220,312
Kevin Murphy	169,143,859	99.91	153,597	0.09	233,692	6,220,312
Alan Murray	161,107,083	95.49	7,611,461	4.51	812,604	6,220,312
Suzanne Wood	167,791,423	99.11	1,503,041	0.89	236,684	6,220,312

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS	%	BROKER NON-VOTES
175,265,926	99.72	111,923	0.06	373,611	0.21	N/A

Proposal 3: Advisory vote to approve the fiscal 2024 compensation of the Company’s Named Executive Officers

VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS	%	BROKER NON-VOTES
151,076,280	89.11	14,339,038	8.46	4,115,830	2.43	6,220,312

Proposal 4: Advisory vote on the frequency of future shareholder advisory votes to approve the compensation of the Company’s Named Executive Officers

ONE YEAR	%	TWO YEARS	%	THREE YEARS	%	ABSTENTIONS	%	BROKER NON-VOTES
167,129,457	98.58	8,190	0.00	2,180,104	1.29	213,397	0.13	6,220,312

Consistent with the recommendation of the Company’s Board of Directors (the “Board”), a majority of the votes at the Annual Meeting were cast in favor of conducting advisory votes to approve the compensation of the Company’s Named Executive Officers (“Say-on-Pay”) on an annual basis. The Board has considered these voting results and determined that the Company will conduct annual Say-on-Pay votes until the next shareholder advisory vote regarding the frequency of Say-on-Pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ferguson Enterprises Inc.
Date:	December 6, 2024	By:	/s/ Ian Graham
		Name:	Ian Graham
		Title:	Chief Legal Officer & Corporate Secretary